UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 8, 2019

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CMS Energy Corporation Common Stock, $0.01 par value	CMS	New York Stock Exchange
CMS Energy Corporation 5.625% Junior Subordinated Notes due 2078	CMSA	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2078	CMSC	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2079	CMSD	New York Stock Exchange
Consumers Energy Company Cumulative Preferred Stock, $1.00 par value:$4.50 Series	CMS-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company:  CMS Energy Corporation ☐        Consumers Energy Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  CMS Energy Corporation ☐        Consumers Energy Company ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of November 8, 2019, Ronald J. Tanski was elected to the Boards of Directors (“Boards”) of CMS Energy Corporation (“CMS Energy”) and its principal subsidiary, Consumers Energy Company (“Consumers Energy”). Tanski has been appointed to serve on the Compensation and Human Resources and Finance Committees of the Boards.

Prior to his election, and pursuant to CMS Energy’s and Consumers Energy’s Amended and Restated Bylaws, each of the Boards increased its authorized membership from eleven to twelve members.

Tanski served as president and chief executive officer of National Fuel Gas Company (“National Fuel”), a diversified energy company from March 2013, through his retirement on July 1, 2019. Tanski joined National Fuel as an attorney in 1979 and served in positions of increased responsibility during his career. Tanski continues to serve as a director of National Fuel.

Tanski has no prior relationships with CMS Energy or Consumers Energy and there are no arrangements or understandings between Tanski and CMS Energy or Consumers Energy pursuant to which Tanski was elected as a director.

In connection with his election to the Boards, Tanski will enter into Director Indemnification Agreements with CMS Energy and Consumers Energy, effective November 8, 2019. In connection with his election to the CMS Energy Board, on November 8, 2019, Tanski will receive a restricted stock grant, in a pro-rata amount of the annual restricted stock grant provided to non-employee directors in accordance with the CMS Energy Performance Incentive Stock Plan, which description is incorporated herein by reference. Going forward, Tanski will be compensated as described in the proxy statement for CMS Energy’s Annual Meeting of Shareholders held on May 3, 2019, which description is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

99.1 CMS Energy News Release dated November 8, 2019

104 Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: November 8, 2019	By:	/s/ Melissa M. Gleespen
Melissa M. Gleespen
Vice President,
Corporate Secretary and Chief Compliance Officer

CONSUMERS ENERGY COMPANY

Dated: November 8, 2019	By:	/s/ Melissa M. Gleespen
Melissa M. Gleespen
Vice President,
Corporate Secretary and Chief Compliance Officer